UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 8, 2010
Date of Report (Date of earliest event reported)
IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification
incorporation)		No.)
           801 Fox Lane, San Jose, CA                                    95131
(Address of principal executive offices)                      (Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Immersion Corporation (“Immersion”) whether before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
     On February 8, 2010, Immersion issued a press release announcing certain of its restated financial results for the years ended December 31, 2006, 2007 and 2008 and the quarter ended March 31, 2009. The press release also includes certain financial results for the quarters ended June 30 and September 30, 2009. The press release is attached to this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Title

99.1	Press release dated February 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immersion Corporation
Date: February 8, 2010	By:	/s/ Amie Peters
		Name:	Amie Peters
		Title:	Vice President, Legal

Exhibit List

Exhibit No.	Exhibit Title

99.1	Press release dated February 8, 2010.